Offerings - Offering: 1	Apr. 16, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 108,749,541.32
Amount of Registration Fee	$ 16,649.55
Offering Note	The transaction value was estimated for purposes of calculating the amount of the filing fee only. The amount was based upon the offer to purchase up to 9,177,177 common shares of beneficial interest (10% of the common shares of beneficial interest outstanding as of July 1, 2025, rounded to the nearest whole share) based upon a price per share of $11.85 (the net asset value per share on July 1, 2025). The fee of $16,649.55 was paid in connection with the filing of the Schedule TO-I by AB Multi-Manager Alternative Fund (File No. 005-87063) on August 15, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (2) Calculated at $153.10 per $1,000,000 of the transaction valuation.